Acquisitions of subsidiaries	9 Months Ended
Dec. 31, 2025
Acquisitions of subsidiaries [Abstract]
Acquisitions of subsidiaries	Acquisitions of subsidiaries
Coincheck Parent acquired all of the issued and outstanding shares of Aplo on October 14, 2025 (See Note 1 “Reporting entity”). Under the SPCA, Aplo’s selling shareholders also agreed to certain “lock-up” periods with respect to the Ordinary Shares they received. The initial accounting for this business combination is incomplete as of the issuance date of these condensed consolidated interim financial statements. This is primarily because Coincheck Parent has not completed the necessary valuations of the acquired assets and liabilities. The Company anticipates completing this analysis within the measurement period. One component of the Company’s mission that has been stated in its prior public disclosures is, through acquisitions, investments, or joint ventures or other strategic partnerships, to acquire and operate retail and institutional crypto businesses outside of Japan, such as in Europe and other regions. This acquisition has been a step in furtherance of that objective.
Aplo contributed total revenue of ¥13,060 million and net loss of ¥276 million to the Company's results for the three and nine months ended December 31, 2025. If the acquisition had occurred on April 1, 2025, management estimates that consolidated net profit (loss) would have been ¥392 million and ¥(942) million for the three and nine months ended December 31, 2025, respectively. Management has determined that disclosure of the consolidated total revenue is impracticable. Despite reasonable efforts, the information cannot be obtained or reconstructed without undue cost or effort.
(a)Consideration transferred
The following table displays the acquisition date fair value of each major class of consideration transferred.

(In millions)
Cash consideration for warrant holders	¥26
Ordinary shares of Coincheck Parent (5,007,500 shares)	¥3,405
Total fair value of consideration	¥3,431
(i)Equity instruments issued
The number of Ordinary Shares issued was 5,007,500 and the fair value of the Ordinary Shares issued was based on the listed share price of Coincheck Parent at October 14, 2025 of USD4.47 per share.
(b)Acquisition-related costs
The Company incurred acquisition-related costs of ¥289 million on legal fees and due diligence costs. These costs have been included in “Selling, general and administrative expenses.”

(c)Identifiable assets acquired and liabilities assumed
The following table displays the recognized amounts of assets acquired and liabilities assumed as of the date of acquisition.

(In millions)
Fair value recognized
Cash and cash equivalents	¥278
Crypto assets held (current)	199
Customer accounts receivable	19
Other financial assets	150
Other current assets	11
Property and equipment	2
Other financial assets (non-current)	17
Identifiable intangible assets	2,092
Deferred tax liabilities	(523)
Other financial liabilities	(128)
Other current liabilities	(8)
Other financial liabilities (non-current)	(244)
Total identifiable net assets acquired	¥1,865
Fair values measured on a provisional basis
The following amount has been measured on a provisional basis.
The fair value of Aplo’s intangible assets has been measured provisionally, pending completion of an independent valuation. Some of the value attributable to goodwill will be allocated to intangible assets when the valuation is completed.
If new information obtained within one year of the date of acquisition about facts and circumstances that existed at the date of acquisition identifies adjustments to the above amounts, or any additional provisions that existed at the date of acquisition, then the accounting for the acquisition will be revised.
(d)Goodwill
Goodwill arising from the acquisition has been recognized as follows.

(In millions)
Fair value recognized
Total identifiable net assets acquired	¥1,865
Goodwill arising on acquisition	1,566
Fair value of consideration	¥3,431